UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                October 25, 2004



                               CHEMED CORPORATION
             (Exact name of registrant as specified in its charter)



       Delaware                     1-8351                    31-0791746
    (State or other        (Commission File Number)        (I.R.S. Employer
    jurisdiction of                                         Identification
     incorporation)                                            Number)



    2600 Chemed Center,  255 East 5th Street,  Cincinnati, OH 45202
    (Address of principal executive offices)               (Zip Code)



               Registrant's telephone number, including area code:
                                 (513) 762-6900

Item 2.02      Results of Operations and Financial Condition

               On October 25, 2004 Chemed Corporation issued a press release announcing its financial results for the third quarter ended September 30, 2004. A copy of the release is furnished herewith as Exhibit 99.1.


Item 8.01      Other Events

               A copy of the registrant's earnings report for the third quarter ended September 30, 2004 is filed herewith as Exhibit 99.2.


Item 9.01      Financial Statements and Exhibits

                     c)    Exhibits
                           (99.1)  Registrant's press release dated
                                       October 25, 2004.

                           (99.2)  Registrant's earnings report dated
                                       October 25, 2004.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         CHEMED CORPORATION


Dated: October 26, 2004                  By: /s/ Arthur V. Tucker, Jr.
                                             -------------------------
                                             Arthur V. Tucker, Jr.
                                             Vice President and Controller